FORM 8-K/A-1

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 3, 2002
                                                  ------------------------------

                                 XOX Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware              333-05112-C               93-0898539
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (I.R.S.  Employer
 of incorporation)                    File Number)           Identification No.)


   1325 East 79th Street, Suite 6, Bloomington, Minnesota            55425
--------------------------------------------------------------------------------
    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (952) 876-0527
                                                    ----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         On July 17, 2002, the registrant, XOX Corporation ("XOX"), filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting the merger of Tele Digital Development, Inc. with TD Acquisition, Inc., then a wholly-owned subsidiary of XOX. By this amendment, XOX is filing the required audited financial statements and pro forma financial information.

         As described in the Current Report on Form 8-K filed on July 17, 2002, for accounting purposes, the merger is being accounted for as a reverse acquisition, with Tele Digital Development, Inc. as the acquirer. The historical financial statements of Tele Digital Development, Inc. become the historical financial statements of XOX, and the assets and liabilities of XOX are accounted for as required under the purchase method of accounting. Results of operations of XOX are included in the financial statements from July 3, 2002, the effective date of the merger.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

In the year ended December 31, 2000, the Company issued to an employee of the Company 376,000 shares in satisfaction of approximately $75,000 the Company owed to an employee for two years' bonuses earned by the employee. Also in 2000, the Company issued to a former officer as severance warrants to purchase 225,000 shares. These warrants were later rescinded.

Note H of the Notes to Consolidated Financial Statements included as Exhibit
99.1 to this Form 8-K/A-1 states under the heading "Compensation" that during the year ended December 31, 2000, the Company issued $187,500 of common stock as consideration for a bonus, and warrants with a value of $112,500 as consideration for severance to a former officer of the Company. The shares and warrants issued by the Company in 2000 are valued in the financial statements at $0.50 per share, as required by generally accepted accounting principles.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  The following auditors' report and financial statements for Tele Digital Development, Inc. are attached as Exhibit 99.1:

                  Report of Independent Certified Public Accountants

                  Balance Sheets as of December 31, 2001 and 2000 and June 30, 2002

                  Statements of Operations for the years ended December 31, 2001 and 2000 and six months ended June 30, 2002 and 2001

                  Statements of Deficit in Stockholders' Equity for the years ended December 31, 2001 and 2000 and six months ended June 30, 2002

                  Statements of Cash Flows for the years ended December 31, 2001 and 2000 and six months ended June 30, 2002 and 2001

                  Notes to Financial Statements

         (b)      Pro forma financial information.

                  The following unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.2:

                  Pro Forma Condensed Combined Balance Sheet as of June 30, 2002

                  Pro Forma financial information for the year ended December 31, 2001 and six months ended June 30, 2002

                  Notes to Pro Forma Condensed Combined Financial Statements

         (c)      Exhibits.

                  The following exhibits are filed as part of this Current Report on Form 8-K/A-1:

                  23.1 Consent of Grant Thornton LLP.

                  99.1 Financial statements of Tele Digital Development, Inc. as of December 31, 2001 and for the two years ended December 31, 2000 and 2001 and as of June 30, 2002 and for the six months ended June 30, 2002.

                  99.2 Pro forma financial information as of December 31, 2001 and for the year ended December 31, 2001 and as of June 30, 2002 and for the six months ended June 30, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XOX Corporation


                                        By: /s/ Richard L. Barnaby
                                            ---------------------------------
                                        Richard L. Barnaby
                                        President and Chief Executive Officer